                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Bradlees, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

            Massachusetts                              04-3156108
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


          One Bradlees Circle, Braintree, Massachusetts         02184
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)


If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check the following
box. [_]                                  box.  [X]


Securities Act registration statement file number to which this form relates:
333-66953
---------
                                                          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class                  Name of Each Exchange on Which
    to be so Registered                  Each Class is to be Registered
    -------------------                  ------------------------------

------------------------------           ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
                    --------------------------------------
                               (Title of class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

               A description of the Common Stock of the registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus which forms a part of the Registration Statement on Form S-1 (File No. 333-66953) filed under the Securities Act of 1933 with the Securities and Exchange Commission on November 6, 1998, as amended (the "Registration Statement"), which information is incorporated herein by reference.

Item 2.   Exhibits
          --------

               (1) Specimen of the Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

               (2)   (a)  Amended and Restated Articles of Organization of
                          Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

                     (b) Amended and Restated By-laws of Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              BRADLEES, INC.
                         ------------------------------------------------
                               (Registrant)



                         By:  /s/ Peter Thorner
                              -------------------------------------------
                              Peter Thorner
                              Chairman and Chief Executive Officer



                         By:  /s/ Cornelius F. Moses, III
                              -------------------------------------------
                              Cornelius F. Moses, III
                              Senior Vice President and Chief Financial Officer



Dated: January 26, 1999




                                       3